SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 5, 2003 (November 5, 2003)

Dean Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-12755	75-2559681

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

2515 McKinney Avenue, LB 30, Suite 1200
Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(214) 303-3400

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EX-99.1 Earnings Release
EX-99.2 Press Release

Item 5. Other Events and Required FD Disclosure

Attached is a press release issued by the registrant on November 5, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Earnings Release issued November 5, 2003

99.2	Press Release issued November 5, 2003

Item 12. Results of Operations and Financial Condition

Attached as Exhibit 99.1 is the registrant’s earnings release for the third quarter of 2003, issued November 5, 2003. This release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, or the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 5, 2003	DEAN FOODS COMPANY

	By:	/s/ Lisa N. Tyson

Lisa N. Tyson Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Earnings Release issued November 5, 2003

99.2	Press Release issued November 5, 2003